                                                                      EXHIBIT 24

                      WILLIAMS COMMUNICATIONS GROUP, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. von GLAHN, REBECCA
H. HILBORNE, and SHAWNA L. GEHRES their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-1 for the registration of Common Stock of Williams in an amount representing up to 20 percent of the equity of Williams, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. von GLAHN, REBECCA H. HILBORNE, and SHAWNA L. GEHRES its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 6th day of April, 1999.


                 /s/ KEITH E. BAILEY                                            /s/ HOWARD E. JANZEN
-----------------------------------------------------           -----------------------------------------------------
                   Keith E. Bailey                                                Howard E. Janzen
                      Director                                      President, Chief Executive Officer & Director
                                                                            (Principal Executive Officer)

                                  /s/ LAWRENCE C. LITTLEFIELD, JR.
                         --------------------------------------------------
                                    Lawrence C. Littlefield, Jr.
                         Senior Vice President and Chief Financial Officer
                              (Principal Financial Officer & Principal
                                        Accounting Officer)


             /s/ JOHN C. BUMGARNER, JR.                                         /s/ JAMES R. HERBSTER
-----------------------------------------------------           -----------------------------------------------------
               John C. Bumgarner, Jr.                                             James R. Herbster
                      Director                                                        Director

                /s/ JACK D. MCCARTHY                                           /s/ STEPHEN J. MALCOLM
-----------------------------------------------------           -----------------------------------------------------
                  Jack D. McCarthy                                               Stephen J. Malcolm
                      Director                                                        Director

                                        /s/ BRIAN E. O'NEILL
                         --------------------------------------------------
                                          Brian E. O'Neill
                                              Director

                                        WILLIAMS COMMUNICATIONS GROUP, INC.

                                        By     /s/ WILLIAM G. VON GLAHN

                                          --------------------------------------
                                                   William G. von Glahn
                                                Senior Vice President, Law

Attest:

       /s/  SHAWNA L. GEHRES
------------------------------------
          Shawna L. Gehres
             Secretary